DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED






In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                         Summary Of Bank And Investment Accounts                    Attachment 1
                                            Delta Queen Coastal Voyages, L.L.C.
Summary                                            Case No: 01-10964 (JWV)                          UNAUDITED
Delta Queen Coastal Voyages, LLC                For Month Of January, 2003



                                                  Balances
                                    ------------------------------------    Receipts &        Bank
                                         Opening           Closing          Disbursements     Statements    Account
Account                             As Of 01/01/03    As Of 01/31/03        Included          Included      Reconciled
-------                             --------------    --------------        --------          --------      ----------
No Bank Or Investment                      NA                NA                 NA                NA            NA
Accounts

                                    Receipts & Disbursements       Attachment 2
                               Delta Queen Coastal Voyages, L.L.C.
Summary                              Case No: 01-10964 (JWV)
Delta Queen Coastal Voyages, LLC   For Month Of January, 2003
                                   --------------------------
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                               Concentration & Investment Account Statements          Attachment 3
                                  Delta Queen Coastal Voyages, L.L.C.
Summary                                 Case No: 01-10964 (JWV)
Delta Queen Coastal Voyages, LLC       For Month Of January, 2003
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:51:03
INCOMESTATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JAN-03

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                                        PTD-Actual
                                                        31-Jan-03
                                                      ---------------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                      --------------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
                                                      --------------
Total Operating Expenses                                        0.00

                                                      --------------
Gross Profit                                                    0.00

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                      --------------
Total SG&A Expenses                                             0.00

                                                      --------------
EBITDA                                                          0.00

Depreciation                                                    0.00

                                                      --------------
Operating Income                                                0.00

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                                (20,721.88)
Reorganization expenses                                         0.00
                                                      --------------
Total Other Expense/(Income)                               20,721.88

                                                      --------------
Net Pretax Income/(Loss)                                  (20,721.88)

Income Tax Expense                                              0.00

                                                      --------------
Net Income/(Loss)                                         (20,721.88)
                                                      ==============

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:58:58
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: JAN-03

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                                          YTD-Actual                     YTD-Actual
                                                          31-Jan-03                      22-Oct-01
                                                      ------------------             ------------------
ASSETS

Cash and Equivalent                                                 0.00                           0.00

Restricted Cash                                                     0.00                           0.00

Accounts Receivable                                                 0.00                           0.00

Inventories                                                         0.00                           0.00

Prepaid Expenses                                                    0.00                           0.00

Other Current Assets                                                0.00                           0.00

                                                      ------------------             ------------------
Total Current Assets                                                0.00                           0.00


Fixed Assets                                                        0.00                           0.00

Accumulated Depreciation                                            0.00                           0.00

                                                      ------------------             ------------------
Net Fixed Assets                                                    0.00                           0.00


Net Goodwill                                                        0.00                           0.00

Intercompany Due To/From                                     (412,107.06)                   (411,482.06)

Net Deferred Financing Fees                                         0.00                           0.00

Net Investment in Subsidiaries                            (95,952,952.46)                (12,652,491.22)

                                                      ------------------             ------------------
Total Other Assets                                        (96,365,059.52)                (13,063,973.28)

                                                      ------------------             ------------------
Total Assets                                              (96,365,059.52)                (13,063,973.28)
                                                      ==================             ==================

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:58
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JAN-03

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                                          YTD-Actual                     YTD-Actual
                                                          31-Jan-03                      22-Oct-01
                                                      ------------------            -------------------
LIABILITIES

Accounts Payable                                                    0.00                           0.00

Accrued Liabilities                                                 0.00                           0.00

Deposits                                                            0.00                           0.00

                                                      ------------------            -------------------
Total Current Liabilities                                           0.00                           0.00


Long Term Debt                                                      0.00                           0.00

Other Long Term Liabilities                                         0.00                  (2,896,625.10)

                                                      ------------------            -------------------
Total Liabilities                                                   0.00                  (2,896,625.10)


Liabilities Subject to Compromise                                   0.00                           0.00


OWNER'S EQUITY

Common Stock                                                        0.00                           0.00

Add'l Paid In Capital                                               0.00                           0.00

Current Net Income (Loss)                                     (20,721.88)                 (6,703,754.04)

Retained Earnings                                         (96,344,337.64)                 (3,463,594.14)

                                                      ------------------            -------------------
Total Owner's Equity                                      (96,365,059.52)                (10,167,348.18)

                                                      ------------------            -------------------
Total Liabilities & Equity                                (96,365,059.52)                (13,063,973.28)
                                                      ==================            ===================

                                                                 ATTACHMENT 6
Delta Queen Coastal Voyages, LLC                  Summary List of Due To/Due From Accounts                      01-10964(JWV)
                                                    For the Month Ended January 31, 2003

                                                              BEGINNING                                            ENDING
AFFILIATE NAME                            CASE NUMBER          BALANCE            DEBITS          CREDITS          BALANCE
--------------                            -----------          -------            ------          -------          -------
American Classic Voyages Co.               01-10954          (934,299.38)              --               --       (934,299.38)
AMCV Cruise Operations, Inc.               01-10967           190,721.38               --               --        190,721.38
The Delta Queen Steamboat Co.              01-10970           880,428.81               --        20,931.19        859,497.62
Great AQ Steamboat, L.L.C                  01-10960          (144,264.37)              --               --       (144,264.37)
Great Pacific NW Cruise Line, L.L.C        01-10977          (118,887.26)              --               --       (118,887.26)
Great River Cruise Line, L.L.C             01-10963           (18,978.71)              --               --        (18,978.71)
Great Ocean Cruise Line, L.L.C             01-10959           (85,950.95)              --               --        (85,950.95)
Cape Cod Light, L.L.C                      01-10962             5,738.80               --               --          5,738.80
Cape May Light, L.L.C                      01-10961          (186,615.38)       20,931.19               --       (165,684.19)
                                                           ----------------------------------------------------------------
                                                             (412,107.06)       20,931.19        20,931.19       (412,107.06)
                                                           =================================================================

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                            Accounts Receivable Aging
                             As of January 31, 2003







                                  Attachment 7


                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, LLC          CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.